UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 10, 2016

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date May 10, 2016	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

GREAT SOUTHERN BANCORP, INC.

NASDAQ : GSBC

MAY | 2016

Forward-Looking Statements

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

When used in documents filed or furnished by Great Southern Bancorp, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC"), in this presentation, press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) non-interest expense reductions from Great Southern's banking center consolidations might be less than anticipated and the costs of the consolidation and impairment of the value of the affected premises might be greater than expected; (ii) expected revenues, cost savings, earnings accretion, synergies and other benefits from the acquisition of Fifth Third Bank branches and the Company's other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (iii) changes in economic conditions, either nationally or in the Company's market areas; (iv) fluctuations in interest rates; (v) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (vi) the possibility of other-than-temporary impairments of securities held in the Company's securities portfolio; (vii) the Company's ability to access cost-effective funding; (viii) fluctuations in real estate values and both residential and commercial real estate market conditions; (ix) demand for loans and deposits in the Company's market areas; (x) legislative or regulatory changes that adversely affect the Company's business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations, and the overdraft protection regulations and customers' responses thereto; (xi) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xii) results of examinations of the Company and Great Southern by their regulators, including the possibility that the regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (xiii) costs and effects of litigation, including settlements and judgments; and (xiv) competition. The Company wishes to advise readers that the factors listed above and other risks described from time to time in documents filed or furnished by the Company with the SEC could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About Great Southern

As of 03/31/2016

- $4.3 billion in assets
- $3.5 billion in net loans
- $3.5 billion in deposits
- $405.2 million in common stockholders' equity



181,000
Customer Households
100+
Offices
1,200+
Associates

Banking Center Network

Current Great Southern Locations	
Arkansas	2 banking centers
Iowa	19 banking centers
Kansas	11 banking centers /offices
Minnesota	4 banking centers
Missouri	65 banking centers/offices
Nebraska	5 banking centers
Oklahoma	Commercial lending office
Texas	Commercial lending office

In last three years:

- Consolidated 29 banking centers - 22 in Missouri, six in Iowa, and one in Kansas
- Sold two offices in Missouri
- Acquired 24 banking centers - 13 in Missouri and 11 in Iowa
- Opened five new banking centers – Omaha, Neb., Fayetteville, Ark., Ferguson, Mo., Columbia, Mo., and Overland Park, Kan., with commercial lending office relocation
- Relocated/replaced four banking centers – Springfield, Mo., Maple Grove, Minn., Ava, Mo., and Ames, Iowa


MINNESOTA
IOWA
NEBRASKA
MISSOURI
KANSAS
OKLAHOMA
ARKANSAS
TEXAS
ST LOUIS METRO

Acquisition of Fifth Third Bank Branches



ST. LOUIS MISSOURI
METRO
LAKE ST. LOUIS
HWY K
COTTLEVILLE
CAVE SPRINGS
ST. PETERS SOUTH
O'FALLON
WELDON SPRING
FERGUSON
WESTFALL PLAZA
CREVE COEUR
CLAYTON
CENTRAL WEST END
ELLISVILLE
DES PERES
BRENTWOOD BLVD
VALLEY PARK
KIRKWOOD
AFFTON
LOUGHBOROUGH COMMON
OAKVILLE
GREAT SOUTHERN BANK
Current Great Southern Banking Centers
Fifth Third Banking Centers

Completed January 29, 2016

- 12 branches
- 12,000 households
- Approx. $159 million in loans
- Approx. $228 million in deposits

Fifth Third Bank Branch Acquisition Overview

Financially Attractive

- Expected annual increase in earnings of $0.07 to $0.09 per common share*
- Accretive immediately, fully realized starting in second quarter 2016
- Resulted in $4.4 million of deposit intangible and $4.2 million of goodwill

Strategic Value

- Increases presence in St. Louis market; complements existing locations
- Increases branches from eight to 20; offers higher level of service and opportunity for consumer lending and deposit growth
- Doubles total deposits in St. Louis market
- Attractive core deposit base with approx. 82% non-time deposits
- Strong post-acquisition capital ratios
- Purchased loans are currently performing
- Deposits are at market rates and expected to be stable
- Retained most branch personnel for continuity of customer contact

**Assumes no significant loan or deposit run-off. Includes non-cash core deposit intangible amortization*

Loss Sharing Agreements Exit

- Effective April 26, 2016, executed an agreement with the FDIC to terminate loss sharing agreements for TeamBank, Vantus Bank and Sun Security Bank. The FDIC paid $4.4 million to the Bank as net consideration for the early termination of the agreements.

- As of April 26, 2016, remaining assets that were covered by terminated loss sharing agreements were classified as non-covered assets, including $65.1 million in loans and $468,000 in other real estate owned.

- On the date of termination, the indemnification asset balances related to TeamBank, Vantus Bank and Sun Security Bank, which totaled $4.4 million at March 31, 2016, became $0 as a result of the receipt of funds from the FDIC.

- The approximately $1.9 million of the total $4.4 million of indemnification assets related to these three receiverships as of March 31, 2016, which had been scheduled to be amortized against future earnings, will no longer negatively impact the income statement.

- The loss sharing agreement related to the FDIC-assisted acquisition of InterBank continues.

Earnings

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

Net income in thousands



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.93
$3.54
$2.42
$3.10
$3.28
$0.70
2011
2012
2013
2014
2015
3 months ended 03/31/2016
Net Income
Diluted Common EPS

Net Interest Income

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

In thousands



$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
4.50%
4.00%
3.50%
3.00%
2.50%
3.61%
3.60%
3.66%
3.83%
3.76%
3.70%
2011
2012
2013
2014
2015
3 months ended 3/31/2016
Net Interest Income
Core Net Interest Margin*

*See non-GAAP reconciliation at end of presentation.

Capital

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

In thousands, except book value per common share



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$19.78
$22.94
$23.60
$26.30
$28.67
$29.17
2011
2012
2013
2014
2015
3/31/2016
Total Stockholders' Equity
Common Stockholders' Equity
Book Value per Common Share

Total Deposits

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

In billions



$4.00
$3.00
$2.00
$1.00
$0.00
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$2.96
$3.15
$2.81
$2.99
$3.27
$3.47
1.11%
0.77%
0.49%
0.45%
0.51%
0.57%
2011
2012
2013
2014
2015
3/31/2016
Total Deposits
Cost of Interest-Bearing Deposits

Favorable Deposit Mix

As of 3/31/2016 - $3.5 billion

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

By Type



CDARS Customer 0.4%
Brokered CDs 7.2%
CDs 30.5%
Checking & Savings 61.9%

By Region



Northwest Arkansas 0.5%
Nebraska 1.4%
Quad Cities IA Metro 2.6%
Des Moines Metro/Central Iowa 6.9%
Sioux City IA Metro 7.1%
All Other Kansas 5.1%
Kansas City Metro 3.4%
Minnesota 7.1%
Springfield MO Metro 36.3%
All Other Missouri 16.0%
St. Louis Metro 13.4%

Net Loans Receivable*

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

In billions



$4.0
$3.0
$2.0
$1.0
$0.0
$2.12
$2.32
$2.44
$3.04
$3.34
$3.53
2011
2012
2013
2014
2015
3/31/2016

*Excluding mortgage loans held for sale.

Total Loans* – Net Growth


In millions
$600
$500
$400
$300
$200
$100
$0
$125.4
$67.0
$257.9
$525.5
$397.3
$204.1
Includes Fifth Third Branch acquisition
2011
2012
2013
2014
2015
3 months ended 3/31/2016

*Excludes acquired covered and non-covered loans in FDIC transactions & mortgage loans held for sale

Legacy Loan Portfolio (1)

As of 03/31/2016 – Balance of $3.2 billion

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

By Type
(in thousands)



Bonds
$36,407
1%
Commercial Business
$310,727
10%
Consumer*
$642,970
20%
Const & Land Dev
$419,207
13%
Single Family Real Estate
$384,922
12%
Commercial Real Estate
$1,033,525
32%
Multifamily Real Estate
$404,635
12%

*Includes Home Equity Loans of $98,985

By Region
(in thousands)



Texas
$196,384
6%
Other Regions
$382,072
12%
St Louis
$674,262
21%
Oklahoma
$186,386
6%
Fayetteville
$116,215
4%
Springfield
$443,493
14%
Iowa/ Nebraska/ South Dakota
$247,918
8%
Other Missouri
$378,546
12%
Kansas City
$214,851
7%
Other Arkansas
$82,439
3%
Branson
$100,577
3%
Minnesota
$114,509
4%
Other Kansas
$94,741
3%

(1) Loans other than those acquired in FDIC-assisted transactions

Asset Quality Trends*- Ratios

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC



3
2.5
2
1.5
1
0.5
0
Percent

	2011	2012	2013	2014	2015	3/31/2016
Non-perfoming Assets/Assets	1.96	1.84	1.74	1.11	1.07	1.00
Non-performing Loans/Loans	1.25	0.94	0.80	0.26	0.49	0.37
Net Charge-offs/Avg. Loans	2.09	2.43	0.91	0.24	0.20	0.40
ALLL to Total Loans	2.33	2.21	1.92	1.34	1.20	1.10

*Excludes acquired loans then covered by loss sharing agreement

Asset Quality Trends*

In millions

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$54.3
$49.4
$27.0
$25.0
$12.8
$14.8
$27.5
$22.5
$19.9
$8.0
$16.6
$13.3
2011
2012
2013
2014
2015
3/31/2016
Non-performing Loans
Potential Problem Loans

*Excludes acquired loans then covered by loss sharing agreement

Key Markets

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

MSA	Number of Branches	Company Deposits in Market ($000)	Percent of National Franchise (%)	Total Population 2016 (Actual)	Population Change 2010-2016 (%)	Projected Population Change 2016-2021 (%)	Median HH Income 2016 ($)	Projected HH Income Change 2016-2021 (%)
Springfield, MO	22	1,282,586	39.15	457,894	4.85	3.44	44,113	6.22
Saint Louis, MO-IL	9	260,883	7.96	2,812,942	0.91	1.04	57,858	8.41
Minneapolis-St. Paul-Bloomington, MN-WI	4	225,937	6.90	3,547,539	5.93	4.55	70,292	7.58
Sioux City, IA-NE-SD	7	223,260	6.82	168,830	0.16	1.10	52,295	9.69
Kansas City, MO-KS	11	171,500	5.24	2,094,363	4.23	3.19	59,028	7.03
Davenport-Moline-Rock Island, IA-IL	5	109,824	3.35	383,699	1.06	1.06	53,801	7.71
Des Moines-West Des Moines, IA	6	86,919	2.65	627,569	10.17	6.37	64,280	7.98
Omaha-Council Bluffs, NE-IA	4	42,791	1.31	918,168	6.10	4.63	59,427	8.10
Fayetteville-Springdale-Rogers, AR-MO	2	15,607	0.48	515,472	11.28	6.65	51,864	14.28
Tulsa, OK	1	0	0.00	980,595	4.60	4.05	50,935	10.52
Dallas-Fort Worth-Arlington, TX	1	0	0.00	7,125,239	10.88	7.72	62,020	8.67

Source: SNL Financial
Deposits as of 6/30/2015

Quarterly Cash Dividends Paid on Common Stock



$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Q1
Q2
Q3
Q4

Why Great Southern?

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

- ✓ Positioned for long-term growth
- ✓ Well capitalized, diversified loan portfolio and strong core deposit base
- ✓ Strong core operating earnings power
- ✓ Expanding retail banking franchise
- ✓ Experienced management team
- ✓ High percentage of insider ownership

Thank You

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

For more information:

- ✓ Visit our Web site: www.GreatSouthernBank.com
- ✓ Sign up for e-mail notification to get the latest Great Southern news
- ✓ Call us with questions: 417.895.5242

Non-GAAP Reconciliation

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include core net interest income and core net interest margin. We calculate core net interest income and core net interest margin by subtracting the impact of adjustments regarding changes in expected cash flows related to our pools of loans we acquired through FDIC-assisted transactions from reported net interest income and net interest margin. Management believes that the core net interest income and core net interest margin are useful in assessing the Company's core performance and trends, in light of the fluctuations that can occur related to updated estimates of the fair value of the loan pools acquired in the 2009, 2011, 2012 and 2014 FDIC-assisted transactions. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non-GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Non-GAAP Reconciliation: Core Net Interest Income and Core Net Interest Margin

	FY 2011		FY 2012		FY 2013		FY 2014		FY 2015		Three months ended 03/31/16	
	$ (000)	%	$ (000)	%	$ (000)	%	$ (000)	%	$ (000)	%	$ (000)	%
Reported net interest income/margin	163,521	5.17	165,131	4.61	159,592	4.70	167,561	4.84	168,354	4.53	41,119	4.26
Less: Impact of loss share adjustments	49,208	1.56	36,186	1.01	35,211	1.04	34,974	1.01	28,531	0.77	5,382	0.56
Core net interest income/margin	114,313	3.61	128,945	3.60	124,381	3.66	132,587	3.83	139,823	3.76	35,737	3.70

GREAT SOUTHERN BANCORP, INC.

NASDAQ : GSBC

MAY | 2016